Personal Retirement Manager Series II
Huntington Personal Retirement Manager Series II

Talcott Resolution Life Insurance Company
Separate Account Seven

File No. 333-168986

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington PRM II table of minimum and maximum expenses in section “2. Fee Summary” of your prospectus is deleted and replaced with the following:

Huntington PRM II	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.41%	1.93%

The tables under “Example” in section “2. Fee Summary” of your prospectus are deleted and replaced with the following:

PRM II:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$ 1,472	$ 3,044	$ 4,445	$ 7,890
C Share	$ 1,001	$ 2,416	$ 4,043	$ 8,123
I Share	$ 680	$ 2,073	$ 3,505	$ 7,232
L Share	$ 1,494	$ 2,901	$ 4,021	$ 8,088
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$ 404	$ 1,947	$ 3,517	$ 7,460
C Share	$ 506	$ 2,091	$ 3,688	$ 7,693
I Share	$ 385	$ 1,748	$ 3,150	$ 6,802
L Share	$ 501	$ 2,077	$ 3,666	$ 7,658
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$ 774	$ 2,347	$ 3,947	$ 7,890
C Share	$ 801	$ 2,416	$ 4,043	$ 8,123
I Share	$ 680	$ 2,073	$ 3,505	$ 7,232
L Share	$ 796	$ 2,402	$ 4,021	$ 8,088

Huntington RPM II:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,469	$3,036	$4,432	$7,867
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$401	$1,938	$3,503	$7,437
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$771	$2,338	$3,933	$7,867

This Supplement Should Be Retained For Future Reference.

HV-7733

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